                                                                   EXHIBIT 10.29


                    [IMPLANT SCIENCES CORPORATION LETTERHEAD]

                                  July 1, 1998

PERSONAL AND CONFIDENTIAL

Mr. Erik S. Akhund
#3 First Place, Apartment 1
Brooklyn, New York 11231

Dear Mr. Akhund:

      I am writing to set forth and confirm the understanding between you and Implant Sciences Corporation (the "Company") relating to the cancellation of a certain Financial Advisory Agreement dated October 31, 1997, entered into between you and the Company on or about October 31, 1997 (the "Financial Advisory Agreement"), a true and correct copy of which is attached at Exhibit A, and canceled by written notice delivered to you on May 11, 1998, a true and correct copy of which is attached at Exhibit B. For purposes of this letter agreement, the date of this agreement recited above shall be referred to herein as the "Settlement Date."

      1. RESIGNATION. You hereby resign from the Company's Board of Directors and from all other offices you hold with the Company, such resignations to be effective as of the close of business on May 11, 1998. Such resignations shall be effective regardless of the continued effectiveness of this letter agreement.

      2. CANCELLATION BENEFITS.

         (a) CASH PAYMENTS. Within five days of delivery by your counsel to counsel for the Company of a counterpart of this letter agreement executed by you, the Company will pay and deliver $60,000.00 to you simultaneously with the delivery of a counterpart of this letter agreement executed by the Company. Thereafter, the Company will pay to you an additional $49,497.34, payable in
twelve (12)   equal installments on the last day of each month in the 12-month period beginning on the day of the delivery to you of the $60,000.00 referenced in this paragraph above. The Company may issue in connection with said payments such tax and other reporting forms as may be required by law, statute or regulations.

         (b) WARRANTS. The Company has issued to you on and as of the Settlement Date warrants (in form and substance as set forth in attached Exhibit
C) to purchase 14,440 shares of the Common Stock of the Company, $.01 par value per share ("Common Stock"), at a price per share of $103.88, said warrants to carry a three-year term from the date of issue and to be delivered to you simultaneously with the delivery of a counterpart of this letter agreement executed by the Company. The Company has also issued to you on and as of the Settlement Date warrants (in form and substance as set forth in attached Exhibit
D) to purchase for cash 1,500 shares of its Common Stock at a price per share of $9.03, said warrants also to carry a three-year
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term from the date of issue and to be delivered to you simultaneously with the delivery of a counterpart of this letter agreement executed by the Company. All of the aforementioned warrants will contain net exercise provisions. Should the Company undertake an initial public offering of its Common Stock ("IPO"), the Company will not be obliged to register any warrant issued to you pursuant to this sub-paragraph 2(b) (each a "Warrant") or any shares of Common Stock issued pursuant to sub-paragraph 2(c) below or issuable upon exercise of any such Warrant (collectively, "Shares"), or any other securities of the Company now or hereafter owned by you. You agree that, in connection with such IPO, the Shares will be subject to, and you will execute, a lock-up agreement in such form as is required by the managing underwriter of such offering, provided, however, that said lock-up agreement will be no more onerous than that signed by Company management. Additionally, to the extent available and if permissible as a matter of law (as to which the Company makes no representation), the Company will treat the Shares as having been issued pursuant to Rule 701 under the Securities Act of 1933, as amended.

      The Company further agrees that it will grant you piggyback registration rights with respect to the Shares in any public offering subsequent to the Company's IPO. Specifically, if, at any time when there is not an effective registration statement, the Company shall determine to prepare and file with the Securities Exchange Commission a registration statement relating to any such subsequent public offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or
Form S-8 (each as promulgated under the Securities Act)   or their then
equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company will
give you notice of such determination and, if within twenty (20)   days after
receipt of such notice, you so request in writing, the Company shall include in such registration statement such registrable Shares as you request to be registered.

      (c) STOCK. The Company has issued to you on and as of the Settlement
Date 2,000 shares of its Common Stock, in three certificates representing 1,700, 150 and 150 shares respectively, said certificates to be delivered to you simultaneously with the delivery of a counterpart of this letter agreement executed by the Company. The Company represents and warrants that, when issued
to you pursuant to the provisions of this Section 2(c)   hereof and pursuant to
the exercise, in accordance with their terms, of the warrants described in
Section 2(b) hereof, the shares of Common Stock or other securities to be so issued to you shall be duly issued free and clear of any liens or encumbrances, fully paid and nonassessable by the Company.

      (d) NO OTHER BENEFITS. You acknowledge that, except as set forth below in subparagraphs 2(a)-(c) above, the Company has previously paid all amounts payable to you under the Financial Advisory Agreement and all other compensation or reimbursement arrangements, if any. From and after the date of this letter agreement you shall have no right to compensation or benefits from the Company beyond those specifically provided for in this letter agreement.

      (e) RETURN OF COMPANY PROPERTY AND RETRIEVAL OF PERSONAL EFFECTS. You acknowledge that you have returned to the Company as of the Settlement Date all property of the Company, including any keys, Company documents and files, and computer disks or files in your


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possession, custody or control. You further acknowledge that you have retrieved from the Company as of the date of this letter agreement all of your personal effects.

      3. RELEASES. For good and valuable consideration, including the payments and benefits set forth herein:

      (a) YOU AGREE TO EXECUTE A FINAL AND BINDING GENERAL RELEASE AND WAIVER OF ALL CLAIMS AGAINST THE COMPANY, ITS CONTROLLING SHARE HOLDERS, OFFICERS, DIRECTORS, EMPLOYEES, SERVANTS, ATTORNEYS, AGENTS, REPRESENTATIVES , SUCCESSORS AND ASSIGNS IN THE FORM ATTACHED HERETO AS EXHIBIT E, SAID RELEASE TO INCLUDE CLAIMS ARISING OUT OF OR IN CONNECTION WITH THE FINANCIAL ADVISORY AGREEMENT - AND OTHER CLAM ARISING OUT OF OR RELATING TO YOUR CONSULTATION AS A FINANCIAL ADVISOR TO THE COMPANY; AND

      (b) THE COMPANY AGREES TO EXECUTE A FINAL AND BINDING RELEASE AND WAIVER OF ALL CLAIMS AGAINST YOU, YOUR HEIRS, SUCCESSORS AND ASSIGNS IN THE FORM ATTACHED HERETO AS EXHIBIT F, SAID RELEASE TO INCLUDE CLAIMS ARISING OUT OF OR IN CONNECTION WITH THE FINANCIAL ADVISORY AGREEMENT AND ALL OTHER CLAIMS ARISING OUT OF OR RELATING TO YOUR CONSULTATION AS A FINANCIAL ADVISOR TO THE COMPANY.

      4. REPRESENTATION AND WARRANTY. You represent and warrant that, to the best of your knowledge as of the date of this letter agreement, you are not aware of any facts that would give rise to any claims by you against the Company, its controlling shareholders, officers, directors, employees, servants, agents, attorneys or representatives. The Company represents and warrants that, to the best of its knowledge as of the date of this letter agreement, it is not aware of any facts that would give rise to any claims by the Company against you.

      5. COVENANT NOT TO SUE AND INDEMNITY.

      (a) You covenant not to sue or bring any other legal proceeding against the Company, its current or former controlling shareholders, officers, directors, employees, servants, agents, representatives, attorneys and insurers, past and present, or its and their agents, servants, representatives, heirs, successors and assigns (collectively the "Company Covenantees"), concerning the subject matter of the release set forth in Exhibit E hereto. If, notwithstanding this covenant, you or your heirs, successors or assigns brings such suit or other legal proceeding, you agree to indemnity and hold harmless the Company Covenantees from and against any recovery on behalf of the Akhund Covenantees (defined below) or any other person or entity and to pay the expenses, attorneys fees and costs actually incurred in defending such suit or legal proceeding. You further represent and warrant that you have never commenced or filed, and covenant and agree never to commence, file, aid, solicit or in any way prosecute or cause to be commenced or prosecuted against the Releasees (as defined in the release set forth in Exhibit E) the bringing of any legal proceeding or the making of any legal claim against the Company from the beginning of the world to the Settlement Date.

      (b) The Company and its successors or assigns covenant not to sue or bring any other legal proceeding against you or your heirs, successors and assigns (collectively the "Akhund



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Covenantees") concerning the subject matter of the release set forth in Exhibit
F hereto. If, notwithstanding this covenant, the Company or its successors or assigns brings such suit or other legal proceeding, the Company agrees to indemnity and hold harmless the Akhund Covenantees from and against any recovery on behalf of the Company Covenantees or any other person or entity and to pay the expenses, attorney's fees and costs actually incurred in defending such suit or legal proceeding. The Company further represents and warrants that it has never commenced or filed, and covenants and agrees never to commence, file, aid, solicit or in any way prosecute or cause to be commenced or prosecuted against the Releasees (as defined in the release set forth in Exhibit F) the bringing of any legal proceeding or the making of any legal claim against you from the beginning of the world to the Settlement Date.

      6.  NON-DISCLOSURE, CONFIDENTIALITY, AND COOPERATION.

      (a) You will continue to be bound by the requirements of numbered paragraph 3 of the Financial Advisory Agreement that you will not disclose confidential information about the Company, its customers, officers, directors, attorneys, employees, servants, agents or representatives -- including without limitation about its operations or financial condition -- that is not publicly available without the prior written consent of the Company or except as required by law. You acknowledge and reaffirm that you remain bound by the terms and conditions of said provisions. Except as set forth above, said Financial Advisory Agreement is terminated and of no further effect as of the date of this letter agreement. You and the Company each hereby acknowledge that, from and after the date of this letter agreement, neither you nor the Company shall have any obligations to each other, monetarily or otherwise, arising out of, under, or relating to said Financial Advisory Agreement, except as expressly provided in this letter agreement.

      (b) You shall not disclose the terms of this letter agreement to any person, organization or agency, except as required by legal process and then only after notice is given by you to the Company such that, where feasible, the Company will have a reasonable opportunity to oppose disclosure. The foregoing is not intended to preclude you from disclosing the terms hereof to your counsel or your accountant or tax advisors.

      (c) The Company shall not disclose the terms of this letter agreement to any person, organization or agency, except that such disclosures may be made to the extent necessary to further a legitimate business interest of the Company. It shall be within the Company's sole discretion to determine what constitutes a legitimate business interest of the Company and also to determine to whom such disclosure may be made, provided, however, that such legitimate business interest cannot be for the purpose of disclosing confidential information not publicly available about you, your family, customers, attorneys, employees, servants, agents or representatives without your prior written consent or except as required by law.

      7. SUCCESSORS, ASSIGNS. This letter agreement shall be binding upon and inure to the benefit of the respective legal representatives, heirs, successors, assigns and present and former employees and agents of the parties hereto to the extent permitted by law.

      8.  NON-ASSIGNMENT.


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         (a)  You warrant and represent to the Company that you have not heretofore assigned or transferred or attempted to assign or transfer to any person any claim or matter recited in the release set forth in Exhibit E or any part or portion thereof, and agree to indemnity and hold harmless the Releasees (as defined in the release set forth in Exhibit E) from and against any claim, demand, damage, debt, liability, account, reckoning, obligation, cost, expense (including the payment of attorney's fees and costs actually incurred whether or not litigation be commenced), lien, action, and cause of action, based on, in connection with, or arising out of any such assignment or transfer or attempted assignment or transfer.

         (b) The Company warrants and represents to you that it has not heretofore assigned or transferred or attempted to assign or transfer to any person any claim or matter recited in the release set forth in Exhibit F or any part or portion thereof, and agrees to indemnity and hold harmless the Releasees (as defined in the release set forth in Exhibit F) from and against any claim, demand, damage, debt, liability, account, reckoning, obligation, cost, expense (including the payment of attorney's fees and costs actually incurred whether or not litigation be commenced), lien, action, and cause of action, based on, in connection with, or arising out of any such assignment or transfer or attempted assignment or transfer.

      9. ATTORNEY'S FEES. Each party shall bear his or its own attorney's fees and expenses.

      10. REPRESENTATIONS AND RECITALS.

         (a) In entering into this letter agreement, neither party has relied upon any representation or warranty of the other except as otherwise expressly set forth in said letter agreement. Specifically, and without limiting the generality of the foregoing, the parties acknowledge and agree and each understands that, by entering into the letter agreement, neither is representing to the other that an IPO will take place. You acknowledge and agree that, while it is the Company's intention to consummate an IPO of its Common Stock and that the Company has been in discussions with various underwriters (including Raymond James Associates, Inc.) for this purpose, no assurance can be given that the Company will be able to consummate a public offering or that it will be able to do so on terms or at a valuation acceptable to the Company. You acknowledge and agree that the Company is under no obligation to consummate a public offering at any time and you understand that, if the Company does not consummate a public offering or does so at a low valuation, your warrants and shares of Common Stock may have little or no value.

         (b) You represent that you have been afforded an opportunity to ask questions of management and that your questions have been answered to your satisfaction.

         (c) You represent that you are a sophisticated investor familiar with the risks inherent in investing in privately held companies and that you have sought financial and legal advice in connection with entering into this letter agreement.

         (d) You represent that you are acquiring the warrants and shares of Common Stock for investment purposes and not with a view to distribution.



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         (e) You understand that the warrants and shares of Common Stock are being sold to you without registration under the Securities Act of 1933, as amended, and that the Company is relying upon your representations and warranties in entering into this letter agreement.

         11. GOVERNING LAW. This letter agreement shall be interpreted and enforced in accordance with Massachusetts law.

         12. COMPLETE AGREEMENT; MODIFICATION. This letter agreement recites the full terms of the understanding between us, and supersedes any prior oral or written understanding or agreements. It may be modified only in a writing signed by both parties.

         13.SEVERABILITY. Each term, condition or provision of this letter agreement shall constitute an independent clause or provision severable from the remainder of the terms, conditions or provisions. If any portion of this letter agreement is contrary to, prohibited by or deemed invalid under applicable law or regulation, or otherwise deemed unenforceable for any reason whatsoever, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall remain fully valid and binding and shall be given full force and effect so far as possible.

         14.EXECUTION. This letter agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, and all such counterparts together shall constitute but one and the same instrument.

                                    * * * * *

         If you agree to the foregoing, please execute and return to the undersigned the enclosed copy of this letter agreement and the release that is set forth in Exhibit E hereto.

                          IMPLANT SCIENCES CORPORATION

                          By:/s/ Anthony J. Armini
                             ---------------------------------
                          Title: President
                             ---------------------------------

I HAVE BEEN ADVISED BY MY COUNSEL OF THE RIGHTS WAIVED HEREIN. I HAVE THOROUGHLY DISCUSSED ALL ASPECTS OF THIS LETTER AGREEMENT WITH MY ATTORNEY, I HAVE CAREFULLY READ AND FULLY UNDERSTAND IT, AND I AM VOLUNTARILY ENTERING INTO THE LETTER AGREEMENT AND PROVIDING THE RELEASE AND WAIVER.

Date: July 1, 1998                          /s/ Erik Akhund
     ----------------------                 -----------------------



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                                    Exhibit C

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT LENDER SUCH ACT OR AN EXTENSION FROM SUCH REGISTRATION REQUIREMENT, AND, IF AN EXEMPTION SHALL BE APPLICABLE, THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Void after 5:00 p.m. Eastern Standard Time, on June 30, 2001.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                          IMPLANT SCIENCES CORPORATION

FOR VALUE RECEIVED, IMPLANT SCIENCES CORPORATION, a Massachusetts Corporation (the "Company"), hereby certifies that Erik S. Akhund, or his permitted assigns, is entitled to purchase from the Company, at any time or from time to time commencing on July 1, 1998 and prior to 5:00 P.M., Eastern Standard Time, on June 30, 2001, a total of 14,440 fully paid and nonassessable shares of the common stock, par value $.01 per share, of the Company for an aggregate purchase price of $103.88 per share. (Hereinafter, (1) said common stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common Stock", (ii) the shares of the Common Stock purchasable hereunder are referred to as the "Warrant Shares", (111) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price", (iv) the price payable hereunder for each of the Warrant Shares is referred to as the "Exercise Price", (v) this Warrant, and all warrants hereafter issued in exchange or substitution for this Warrant are referred to as the "Warrant" and (vi) the holder of this Warrant is referred to as the "Holder".) The Exercise Price is subject to adjustment as hereinafter provided.

      1. Exercise of Warrant.

      (a) Exercise. This Warrant may be exercised, in whole at any time or in part from time to time, commencing on July 1, 1998 and prior to 5:00 P.M., Eastern Standard Time on June 30, 2001, by the Holder of this Warrant by the surrender of this Warrant with the subscription form at the end hereof duly executed) at the address set forth in Subsection 9(a) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. Payment for Warrant Shares shall be made by certified or official bank check payable to the order of the Company. If this Warrant is exercised in part, the Holder is entitled to receive a new Warrant covering the number of Warrant Shares in



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respect of which this Warrant has not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon such surrender of this Warrant, the Company will (a) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled if this Warrant is exercised in whole and (b) deliver the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of the Warrant. In lieu of any fractional share of the Common Stock which would otherwise be issuable in respect to the exercise of the Warrant, the Company at its option
(a) may pay in cash an amount equal to the product of (i) the daily mean average of the Closing Price of a share of Common Stock on the ten consecutive trading days before the Conversion Date and (ii) such fraction of a share or (b) may issue an additional share of Common Stock.

         Upon exercise of the Warrant, the Company shall issue and deliver to the Holder certificates for the Common Stock issuable upon such exercise within ten business days after such exercise and the person exercising shall be deemed to be the holder of record of the Common Stock issuable upon such exercise.

         No warrant granted herein shall be exercisable after 5:00 p.m. Eastern Standard Time on the third anniversary of the date of issuance.

         (b) Net Issuance. Notwithstanding anything to the contrary contained in Subsection 1(a) hereof, in the case of any exercise on or prior to June 30, 2001 the Holder may elect to exercise this Warrant in whole or in part by receiving shares of Common Stock equal to the net issuance value (as determined below) of this Warrant, or any part hereof, upon surrender of this Warrant at the principal office of the Company together with notice of such election (with the form at the end hereof duly executed), in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

         X= Y (A-B)
            -------
                A

         Where:   X =      the number of shares of Common Stock to be issued
                           to the Holder

                  Y = the number of shares of Common Stock as to which this Warrant is to be exercised

                  A = the current fair market value of one share of Common Stock calculated as of the last trading day immediately preceding the exercise of this warrant

                  B =      the Exercise Price

         As used herein, current fair market value of the Common Stock as of a specified date shall mean with respect to each share of Common Stock the average of the closing bid prices of the Common Stock on the principal securities market on which the Common Stock may at the time be traded over a period of five business days consisting of the day as of which the current



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fair market value of a share of Common Stock is being determined (or if such day is not a business day, the business day next preceding such day) and the four consecutive business days prior to such day. If on the date for which current fair market value is to be determined the Common Stock is not eligible for trading on any securities market, the current fair market value of Common Stock shall be the highest price per share which the Company could then obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company, which determination shall be conclusive, unless prior to such date the Company has become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the current fair market value of the Common Stock shall be deemed to be the value received by the holders of the Company's Common Stock for each share thereof pursuant to the Company's acquisition.

         2. Consolidations and Mergers. In case of any consolidation or merger of the Company with any other corporation (other than a wholly-owned subsidiary of the Company), or in case of any sale or transfer of all or substantially all of the assets of the Company, or in the case of any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the Company shall make appropriate provision of cause appropriate provision to be made so that the Holder shall have the right thereafter to obtain upon exercise of the Warrant the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer, or share exchange by a holder of the number of shares of Common Stock for which the Warrant may be exercised prior to the effective date of such consolidation, merger, sale, transfer, or share exchange. If, in connection with any such consolidation, merger, sale, transfer, or share exchange, each holder of shares of Common Stock is entitled to elect to receive either securities, cash, or other assets upon completion of such transaction, the Company shall provide or cause to be provided to the Holder the right to elect the securities, cash, or other assets for which the Warrant may be exercised by such Holder subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made, and the effect of failing to exercise the election). The Company shall not effect any such transaction unless the provisions of this paragraph have been complied with. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers, or share exchanges.

         3. Adjustments. Notwithstanding anything in this Section 3 to the contrary, no change in the Exercise Price shall actually be made until the cumulative effect of the adjustments called for by this Section 3 since the date of the last change in the Exercise Price would change the Exercise Price by more than 1%. However, once the cumulative effect would result in such a change, then the Exercise Price shall actually be changed to reflect all adjustments called for by this Section 3 and not previously made. Notwithstanding anything in this
Section 3, no change in the Exercise Price shall be made that would result in an Exercise Price of less than the par value of the Common Stock to be issued upon exercise of this Warrant.

         The "Closing Price" for each day shall be the closing price regular way on such day as reported on the New York Stock Exchange Composite Tape, or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on


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which Common Stock is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, the closing bid price as reported on the Nasdaq Stock Market (or, if not so reported, the closing price), or, if not admitted for quotation on the Nasdaq Stock Market, the average of the high bid and low asked prices on such day as recorded by the National Association of Securities Dealers, Inc. through the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or if the National Association of Securities Dealers, Inc. through NASDAQ shall not have reported any bid and asked prices for the Common Stock on such day, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm selected from time to time by the Company for such purposes, or, if no such bid and asked prices can be obtained from any such firm, the fair market value of one share of Common Stock on such day as determined in good faith by the Board of Directors. Such determination by the Board of Directors shall be conclusive.

         Subject to the provisions of the first paragraph of this Section 3, the Exercise Price and the Warrant Shares shall be equitably adjusted from time to time to account for stock splits, stock dividends, combinations, recapitalizations, reclassifications and similar events.

         In addition, the Exercise Price shall be adjusted under certain circumstances as follows:

                  (i) In case the Company shall issue rights or warrants to all holders of the Common Stock entitling such holders to subscribe for or purchase Common Stock on the record date referred to below at a price per share less than the average daily Closing Prices of the Common Stock for the 30 consecutive business days commencing 45 business days before the record date (the "Current Market Price"), then in each such case the Exercise Price in effect on such record date shall be adjusted in accordance with the formula

EP(1) =  EP  x  O + (N x P/M)
                -------------
                    O + N

where

                EP(1) = the adjusted Exercise Price.
                   EP = the current Exercise Price.
                    O = the number of shares of Common Stock outstanding on the record date.
                    N = the number of additional shares of Common
                        Stock issuable pursuant to the exercise of such rights or warrants.

                    P = the offering price per share of the additional
                        shares (which amount shall include amounts received by the Corporation in respect of the issuance and the exercise of such fights or warrants).
                    M = the Current Market Price per share of Common Stock on
                        the record date,


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Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. If any or all such rights or warrants are not so issued or expire or terminate before being exercised, the Exercise Price then in effect shall be readjusted appropriately.

                  (ii) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding any warrants or subscription rights referred to in subparagraph (i) above and any dividend or distribution paid in cash out of the retained earnings of the Company), then in each such case the Exercise Price then in effect shall be adjusted in accordance with the formula

         EP(1)   =  EP x     M-F
                             ---
                              M

where

         EPI      =        the adjusted Exercise Price.
         EP       =        the current Exercise Pace.
         M        =        the Current Market Price per share of Common Stock
                           on the record date mentioned below.
         F        =        the aggregate amount of such cash dividend and/or
                           the fair market value on the record date of the assets or securities to be distributed divided by the number of shares of Common Stock outstanding on the record date. The Board of Directors shall determine such fair market value, which determination shall be conclusive.

Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution.

                  (iii) All calculations hereunder shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be.

                  (iv) If at any time as a result of an adjustment made pursuant to Section 2, the Holder of any Warrant thereafter exercised shall become entitled to receive securities, cash, or assets other than Common Stock, the number or amount of such securities or property so receivable upon exercise shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subparagraphs (i) to (iii) above.

         Except as otherwise provided above in this Section 3, no adjustment in the Exercise Price shall be made in respect of any conversion for share distributions or dividends theretofore declared and paid or payable on the Common Stock.

         Whenever the Exercise Price is adjusted, the Company will give notice by mail to the Holder, which notice shall be made within 45 days after the effective date of such adjustment and shall state the adjustment and the Exercise Price. Notwithstanding the foregoing notice provisions, failure by the Company to give such notice or a defect in such notice shall not affect the binding nature of such corporate action of the Company.

         Whenever the Company shall propose to take any of the actions specified in Section 2 or in subparagraphs (i) or (ii) of the third paragraph of this
Section 3 which would result in any adjustment in the Exercise Price under this
Section 3, the Company shall cause a notice to be mailed at least 30 days prior to the date on which the books of the Company will close or on which a record will be taken for such action, to the Holder. Such notice shall specify the action proposed to be taken by the Company and the date as of which holders of record of the Common Stock shall participate in any such actions or be entitled to exchange their Common Stock for securities or other property, as the case may be. Failure by the Corporation to mail the notice or any defect in such notice shall not affect the validity of the transaction.

         Notwithstanding any other provision of this Section 3, no adjustment in the Exercise Price need be made (a) for sales of Common Stock pursuant to a plan for reinvestment of dividends and interest, provided that the purchase price in any such sale is at least equal to the fair market value of the Common Stock at the time of such purchase, or pursuant to any plan adopted by the Corporation for the benefit of its employees, directors, or consultants, or (b) after the Common Stock becomes convertible into cash (no interest shall accrue on the cash).

         4. Reservation of Warrant Shares. The Company agrees that, prior to the expiration of this Warrant, the Company will at all times have authorized and reserved, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of shares of the Common Stock as from time to time shall be receivable upon the exercise of this Warrant.

         5. Fully Paid Stock: Taxes. The Company agrees that the shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Exercise Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or taxes that may be payable in respect of the issue of any Warrant Share or certificate therefor.

         6. Transfer.

      (a) Securities Laws. Neither this Warrant nor the Warrant Shares issuable upon the exercise hereof have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws and unless so registered may not be transferred, sold, pledged, hypothecated or otherwise disposed of unless an exemption from such registration is available. In the event Holder desires to transfer this Warrant or any of the Warrant Shares issued, the Holder must give the Company prior written notice of such proposed transfer including the name and address of the proposed transferee. Such transfer may be made only either (i) upon publication by the Securities and Exchange Commission (the "Commission") of a ruling, interpretation, opinion or "no action letter" based upon facts presented to said Commission, or (ii) upon receipt by the Company of an opinion of counsel to the Company in either case to the effect that the proposed transfer will not violate the provisions of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the rules and regulations promulgated under either such act, or in the case of clause (ii) above, to the effect that the Warrant or Warrant Shares to be sold or transferred has been registered under the Securities Act and that there is in effect a registration statement in which is included a prospectus meeting the requirements of Subsection 10(a) of the Securities Act, which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Warrant or Warrant Stock to be sold or transferred.

      (b) Conditions to Transfer. Prior to any such proposed transfer, and as a condition thereto, if such transfer is not made pursuant to an effective registration statement under the Securities Act, the Holder will, if requested by the Company, deliver to the Company (i) an investment covenant signed by the proposed transferee, (ii) an agreement by such transferee to the impression of the restrictive investment legend set forth herein on the certificate or certificates representing the securities acquired by such transferee, (iii) an agreement by such transferee that the Company may place a "stop transfer order" with its transfer agent or registrar, and (iv) an agreement by the transferee to indemnify the Company to the same extent as set forth in the next succeeding paragraph.

      (c) Indemnity. The Holder acknowledges that the Holder understands the meaning and legal consequences of this Section 6, and the Holder hereby agrees to indemnify and hold harmless the Company, its representatives and each officer and director thereof from and against any and all loss, damage or liability (including all attorneys' fees and costs incurred in enforcing this indemnity provision) due to or arising out of (a) the inaccuracy of any representation or the breach of any warranty of the Holder contained in, or any other breach of, this warrant, (b) any transfer of the Warrant or any of the Warrant Shares in violation of the Securities Act, the Exchange Act or the rules and regulations promulgated under either of such acts, (c) any transfer of the Warrant or any of the Warrant Shares not in accordance with this Warrant or (d) any untrue statement or omission to state any material fact in connection with the investment representations or with respect to the facts and representations supplied by the Holder to counsel to the Company upon which its opinion as to a proposed transfer shall have been based.

      (d) Transfer. Except as restricted hereby, this Warrant and the Warrant Shares issued may be transferred by the Holder in whole or in part at any time or from time to time. Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with assignment documentation duly executed and funds sufficient to pay any transfer tax, and upon compliance with the foregoing provisions, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment, and this Warrant shall promptly be canceled. Any assignment, transfer, pledge, hypothecation or other disposition of this Warrant attempted contrary to the provisions of this Warrant, or any levy of execution, attachment or other process attempted upon the Warrant, shall be null and void and without effect.

         (e) Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant and the issuance of any of the Warrant Shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares, and all certificates representing Warrant Shares shall bear on the face thereof substantially the following legend, insofar as is consistent with Massachusetts law:

                  "The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of unless registered pursuant to the provisions of that Act or an opinion of counsel to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration."

         7. Loss, etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of an unsecured indemnity from the Holder reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of the Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

         8. Warrant Holder Not Shareholder. Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other fights or liabilities as a shareholder, prior to the exercise hereof.

         9. Communication. No notice or other communication under this Warrant shall be effective unless the same is in Writing and is mailed by certified mail, return receipt requested, addressed to:

                           (a) the Company at 107 Audubon Road #5, Wakefield,
Massachusetts 01880-1246, or such other address as the Company has designated in writing to the Holder, with a copy to David A. Broadwin, Foley, Hoag & Eliot, One Post Office Square, Boston, Massachusetts 02110, or

                           (b) the Holder at 292 Fifth Avenue, New York, New
York 10001, or such other address as the Holder has designated in writing to the Company.

                  Any notice given hereunder shall be effective upon the earlier of (i) receipt, or (ii) a date three days from the date of posting.

         10. Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof

         11. Applicable Law. This Warrant shall be governed by and construed in accordance with the law of the State of Massachusetts without giving effect to the principles of conflicts of law thereof

         IN WITNESS WHEREOF, IMPLANT SCIENCES CORPORATION has caused this Warrant to be signed by its President and Chief Executive Officer and its corporate seal to be hereunto affixed and attested by its Secretary this 1st day of July, 1998.

ATTEST:                          IMPLANT SCIENCES CORPORATION

/s/ Stephen N. Bunker             BY: /s/ A. J. Armini
---------------------                 ---------------------------
                                         Anthony J. Armini, Ph.D.
                                         President and Chief Executive Officer

[Corporate Seal]

                                  SUBSCRIPTION

         The undersigned, _______________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for the purchase of _______ shares of the Common Stock of IMPLANT SCIENCES CORPORATION covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

Dated:______________________     Signature:__________________________________

                                   Address:__________________________________

                                           __________________________________

                                           __________________________________

                                   ASSIGNMENT

         FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto ______________________________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint ___________________ attorney, to transfer said Warrant on the books of IMPLANT SCIENCES CORPORATION.

Dated:______________________     Signature:__________________________________

                                   Address:__________________________________

                                           __________________________________

                                           __________________________________


                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED ________________________ hereby sells, assigns and transfers unto ___________________________ the right to purchase ______ shares of the Common Stock of PLANT SCIENCES CORPORATION by the foregoing Warrant, and a proportionate paint of said Warrant and the fights evidenced hereby, and does irrevocably constitute and appoint _______________________ attorney, to transfer that part of said Warrant on the books of IMPLANT SCIENCES CORPORATION.

Dated:______________________     Signature:__________________________________

                                   Address:__________________________________

                                           __________________________________

                                           __________________________________


                              NET ISSUANCE ELECTION


         The undersigned, ______________________, pursuant to the provisions of the foregoing Warrant, hereby tenders the right to purchase ______ shares of the Common Stock of IMPLANT

SCIENCES CORPORATION, and a proportionate part of said Warrant and the rights evidenced thereby, in exchange for a number of shares of said Common Stock to be computed in accordance with the provisions of Section I(b) of said Warrant.

Dated:______________________     Signature:__________________________________

                                   Address:__________________________________

                                           __________________________________

                                           __________________________________

                                    Exhibit D

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT LENDER SUCH ACT OR AN EXTENSION FROM SUCH REGISTRATION REQUIREMENT, AND, IF AN EXEMPTION SHALL BE APPLICABLE, THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Void after 5:00 p.m. Eastern Standard Time, on June 30, 2001.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                          IMPLANT SCIENCES CORPORATION

FOR VALUE RECEIVED, IMPLANT SCIENCES CORPORATION, a Massachusetts Corporation (the "Company"), hereby certifies that Erik S. Akhund, or his permitted assigns, is entitled to purchase from the Company, at any time or from time to time commencing on July 1, 1998 and prior to 5:00 P.M., Eastern Standard Time, on June 30, 2001, a total of 1500 fully paid and nonassessable shares of the common stock, par value $.01 per share, of the Company for an aggregate purchase price of $9.03 per share. (Hereinafter, (i) said common stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common Stock", (ii) the shares of the Common Stock purchasable hereunder are referred to as the "Warrant Shares", (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price", (iv) the price payable hereunder for each of the Warrant Shares is referred to as the "Exercise Price",
(v) this Warrant, and all warrants hereafter issued in exchange or substitution for this Warrant are referred to as the "Warrant" and (vi) the holder of this Warrant is referred to as the "Holder".) The Exercise Price is subject to adjustment as hereinafter provided.

         1. Exercise of Warrant.

            (a) Exercise. This Warrant may be exercised, in whole at any time or in part from time to time, commencing on July 1, 1998 and prior to 5:00 P.M., Eastern Standard Time on June 30, 2001, by the Holder of this Warrant by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in Subsection 9(a) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. Payment for Warrant Shares shall be made by certified or official bank check payable to the order of the Company. If this Warrant is exercised in part, the Holder is entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant has not been exercised and setting forth the proportionate part of the Aggregate

Warrant Price applicable to such Warrant Shares. Upon such surrender of this Warrant, the Company will (a) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled if this Warrant is exercised in whole and (b) deliver the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of the Warrant. In lieu of any fractional share of the Common Stock which would otherwise be issuable in respect to the exercise of the Warrant, the Company at its option (a) may pay in cash an amount equal to the product of (i) the daily mean average of the Closing Price of a share of Common Stock on the ten consecutive trading days before the Conversion Date and
(ii) such fraction of a share or (b) may issue an additional share of Common Stock.

         Upon exercise of the Warrant, the Company shall issue and deliver to the Holder certificates for the Common Stock issuable upon such exercise within ten business days after such exercise and the person exercising shall be deemed to be the holder of record of the Common Stock issuable upon such exercise.

         No warrant granted herein shall be exercisable after 5:00 p.m. Eastern Standard Time on the third anniversary of the date of issuance.

         (b) Net Issuance. Notwithstanding anything to the contrary contained in Subsection 1(a) hereof, in the case of any exercise on or prior to June 30, 2001 the Holder may elect to exercise this Warrant in whole or in part by receiving shares of Common Stock equal to the net issuance value (as determined below) of this Warrant, or any part hereof, upon surrender of this Warrant at the principal office of the Company together with notice of such election (with the form at the end hereof duly executed), in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                  X= Y (A-B)
                     ------
                        A

         Where:            X = the number of shares of Common Stock to be issued
                               to the Holder

                           Y = the number of shares of Common Stock as to which
                               this Warrant is to be exercised

                           A = the current fair market value of one share of Common Stock calculated as of the last trading day immediately preceding the exercise of this warrant

                           B =  the Exercise Price

         As used herein, current fair market value of the Common Stock as of a specified date shall mean with respect to each share of Common Stock the average of the closing bid prices of the Common Stock on the principal securities market on which the Common Stock may at the time be traded over a period of five business days consisting of the day as of which the current fair market value of a share of Common Stock is being determined (or if such day is not a business day, the business day next preceding such day) and the four consecutive business days prior to such day. If on the date for which current fair market value is to be determined the Common Stock is not eligible for trading on any securities market, the current fair market value of Common Stock shall be the highest price per share which the Company could then obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company, which determination shall be conclusive, unless prior to such date the Company has become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the current fair market value of the Common Stock shall be deemed to be the value received by the holders of the Company's Common Stock for each share thereof pursuant to the Company's acquisition.

         2. Consolidations and Mergers. In case of any consolidation or merger of the Company with any other corporation (other than a wholly-owned subsidiary of the Company), or in case of any sale or transfer of all or substantially all of the assets of the Company, or in the case of any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the Company shall make appropriate provision of cause appropriate provision to be made so that the Holder shall have the right thereafter to obtain upon exercise of the Warrant the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer, or share exchange by a holder of the number of shares of Common Stock for which the Warrant may be exercised prior to the effective date of such consolidation, merger, sale, transfer, or share exchange. If, in connection with any such consolidation, merger, sale, transfer, or share exchange, each holder of shares of Common Stock is entitled to elect to receive either securities, cash, or other assets upon completion of such transaction, the Company shall provide or cause to be provided to the Holder the right to elect the securities, cash, or other assets for which the Warrant may be exercised by such Holder subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made, and the effect of failing to exercise the election). The Company shall not effect any such transaction unless the provisions of this paragraph have been complied with. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers, or share exchanges.

         3. Adjustments. Notwithstanding anything in this Section 3 to the contrary, no change in the Exercise Price shall actually be made until the cumulative effect of the adjustments called for by this Section 3 since the date of the last change in the Exercise Price would change the Exercise Price by more than 1%. However, once the cumulative effect would result in such a change, then the Exercise Price shall actually be changed to reflect all adjustments called for by this Section 3 and not previously made. Notwithstanding anything in this
Section 3, no change in the Exercise Price shall be made that would result in an Exercise Price of less than the par value of the Common Stock to be issued upon exercise of this Warrant.

         The "Closing Price" for each day shall be the closing price regular way on such day as reported on the New York Stock Exchange Composite Tape, or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which Common Stock is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, the closing bid price as reported on the Nasdaq Stock Market (or, if not so reported, the closing price), or, if not admitted for quotation on the Nasdaq Stock Market, the average of the high bid and low asked prices on such day as recorded by the National Association of Securities Dealers, Inc. through the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or if the National Association of Securities Dealers, Inc. through NASDAQ shall not have reported any bid and asked prices for the Common Stock on such day, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm selected from time to time by the Company for such purposes, or, if no such bid and asked prices can be obtained from any such firm, the fair market value of one share of Common Stock on such day as determined in good faith by the Board of Directors. Such determination by the Board of Directors shall be conclusive.

         Subject to the provisions of the first paragraph of this Section 3, the Exercise Price and the Warrant Shares shall be equitably adjusted from time to time to account for stock splits, stock dividends, combinations, recapitalizations, reclassifications and similar events.

         In addition, the Exercise Price shall be adjusted under certain circumstances as follows:

                  (i) In case the Company shall issue rights or warrants to all holders of the Common Stock entitling such holders to subscribe for or purchase Common Stock on the record date referred to below at a price per share less than the average daily Closing Prices of the Common Stock for the 30 consecutive business days commencing 45 business days before the record date (the "Current Market Price"), then in each such case the Exercise Price in effect on such record date shall be adjusted in accordance with the formula

EP(1) =  EP  x  O + (N x P/M
                     -------
                       O + N

where

                EP(1) = the adjusted Exercise Price.
                  EP  = the current Exercise Price.
                  O   = the number of shares of Common Stock outstanding on the
                        record date.
                  N   = the number of additional shares of Common Stock
                        issuable pursuant to the exercise of such rights or warrants.
                  P   = the offering price per share of the additional
                        shares (which amount shall include amounts received
                        by the Corporation in respect of the issuance and the exercise of such fights or warrants).
                  M   = the Current Market Price per share of Common Stock on
                        the record date,

Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. If any or all such rights or warrants are not so issued or expire or terminate before being exercised, the Exercise Price then in effect shall be readjusted approximately.

                  (ii) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding any warrants or subscription rights referred to in subparagraph (i) above and any dividend or distribution paid in cash out of the retained earnings of the Company), then in each such case the Exercise Price then in effect shall be adjusted in accordance with the formula

       EP(1)   =  EP x     M-F
                           ---
                            M

where

         EPI      =        the adjusted Exercise Price.
         EP       =        the current Exercise Pace.
         M        =        the Current Market Price per share of Common Stock
                           on the record date mentioned below.
         F        =        the aggregate amount of such cash dividend and/or
                           the fair market value on the record date of the assets or securities to be distributed divided by the number of shares of Common Stock outstanding on the record date. The Board of Directors shall determine such fair market value, which determination shall be conclusive.

Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution.

                  (iii) All calculations hereunder shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be.

                  (iv) If at any time as a result of an adjustment made pursuant to Section 2, the Holder of any Warrant thereafter exercised shall become entitled to receive securities, cash, or assets other than Common Stock, the number or amount of such securities or property so receivable upon exercise shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subparagraphs (i) to (iii) above.

         Except as otherwise provided above in this Section 3, no adjustment in the Exercise Price shall be made in respect of any conversion for share distributions or dividends theretofore declared and paid or payable on the Common Stock.

         Whenever the Exercise Price is adjusted, the Company will give notice by mail to the Holder, which notice shall be made within 45 days after the effective date of such adjustment and shall state the adjustment and the Exercise Price. Notwithstanding the foregoing notice provisions, failure by the Company to give such notice or a defect in such notice shall not affect the binding nature of such corporate action of the Company.

         Whenever the Company shall propose to take any of the actions specified in Section 2 or in subparagraphs (i) or (ii) of the third paragraph of this
Section 3 which would result in any adjustment in the Exercise Price under this
Section 3, the Company shall cause a notice to be mailed at least 30 days prior to the date on which the books of the Company will close or on which a record will be taken for such action, to the Holder. Such notice shall specify the action proposed to be taken by the Company and the date as of which holders of record of the Common Stock shall participate in any such actions or be entitled to exchange their Common Stock for securities or other property, as the case may be. Failure by the Corporation to mail the notice or any defect in such notice shall not affect the validity of the transaction.

         Notwithstanding any other provision of this Section 3, no adjustment in the Exercise Price need be made (a) for sales of Common Stock pursuant to a plan for reinvestment of dividends and interest, provided that the purchase price in any such sale is at least equal to the fair market value of the Common Stock at the time of such purchase, or pursuant to any plan adopted by the Corporation for the benefit of its employees, directors, or consultants, or (b) after the Common Stock becomes convertible into cash (no interest shall accrue on the cash).

         4. Reservation of Warrant Shares. The Company agrees that, prior to the expiration of this Warrant, the Company will at all times have authorized and reserved, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of shares of the Common Stock as from time to time shall be receivable upon the exercise of this Warrant.

         5. Fully Paid Stock: Taxes. The Company agrees that the shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Exercise Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or taxes that may be payable in respect of the issue of any Warrant Share or certificate therefor.

            6.    Transfer.

         (a) Securities Laws. Neither this Warrant nor the Warrant Shares issuable upon the exercise hereof have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws and unless so registered may not be transferred, sold, pledged, hypothecated or otherwise disposed of unless an exemption from such registration is available. In the event Holder desires to transfer this Warrant or any of the Warrant Shares issued, the Holder must give the Company prior written notice of such proposed transfer including the name and address of the proposed transferee. Such transfer may be made only either (i) upon publication by the Securities and Exchange Commission (the "Commission") of a ruling, interpretation, opinion or "no action letter" based upon facts presented to said Commission, or (ii) upon receipt by the Company of an opinion of counsel to the Company in either case to the effect that the proposed transfer will not violate the provisions of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the rules and regulations promulgated under either such act, or in the case of clause (ii) above, to the effect that the Warrant or Warrant Shares to be sold or transferred has been registered under the Securities Act and that there is in effect a registration statement in which is included a prospectus meeting the requirements of Subsection 10(a) of the Securities Act, which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Warrant or Warrant Stock to be sold or transferred.

         (b) Conditions to Transfer. Prior to any such proposed transfer, and as a condition thereto, if such transfer is not made pursuant to an effective registration statement under the Securities Act, the Holder will, if requested by the Company, deliver to the Company (i) an investment covenant signed by the proposed transferee, (ii) an agreement by such transferee to the impression of the restrictive investment legend set forth herein on the certificate or certificates representing the securities acquired by such transferee, (iii) an agreement by such transferee that the Company may place a "stop transfer order" with its transfer agent or registrar, and (iv) an agreement by the transferee to indemnify the Company to the same extent as set forth in the next succeeding paragraph.

         (c) Indemnity. The Holder acknowledges that the Holder understands the meaning and legal consequences of this Section 6, and the Holder hereby agrees to indemnify and hold harmless the Company, its representatives and each officer and director thereof from and against any and all loss, damage or liability (including all attorneys' fees and costs incurred in enforcing this indemnity provision) due to or arising out of (a) the inaccuracy of any representation or the breach of any warranty of the Holder contained in, or any other breach of, this warrant, (b) any transfer of the Warrant or any of the Warrant Shares in violation of the Securities Act, the Exchange Act or the rules and regulations promulgated under either of such acts, (c) any transfer of the Warrant or any of the Warrant Snares not in accordance with this Warrant or (d) any untrue statement or omission to state any material fact in connection with the investment representations or with respect to the facts and representations supplied by the Holder to counsel to the Company upon which its opinion as to a proposed transfer shall have been based.

         (d) Transfer. Except as restricted hereby, this Warrant and the Warrant Shares issued may be transferred by the Holder in whole or in part at any time or from time to time. Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with assignment documentation duly executed and funds sufficient to pay any transfer tax, and upon compliance with the foregoing provisions, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment, and this Warrant shall promptly be canceled. Any assignment, transfer, pledge, hypothecation or other disposition of this Warrant attempted contrary to the provisions of this Warrant, or any levy of execution, attachment or other process attempted upon the Warrant, shall be null and void and without effect.

         (e) Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant and the issuance of any of the Warrant Shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares, and all certificates representing Warrant Shares shall bear on the face thereof substantially the following legend, insofar as is consistent with Massachusetts law:

                  "The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of unless registered pursuant to the provisions of that Act or an opinion of counsel to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration."

         7. Loss, etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of an unsecured indemnity from the Holder reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of the Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

         8. Warrant Holder Not Shareholder. Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other fights or liabilities as a shareholder, prior to the exercise hereof.

         9. Communication. No notice or other communication under this Warrant shall be effective unless the same is In Writing and is mailed by certified mail, return receipt requested, addressed to:

                           (a) the Company at 107 Audubon Road #5, Wakefield,
Massachusetts 01880-1246, or such other address as the Company has designated in writing to the Holder, with a copy to David A. Broadwin, Foley, Hoag & Eliot, One Post Office Square, Boston, Massachusetts 02110, or

                           (b) the Holder at 292 Fifth Avenue, New York, New
York 10001, or such other address as the Holder has designated in writing to the Company.

                  Any notice given hereunder shall be effective upon the earlier of (i) receipt, or (ii) a date three days from the date of posting.

         10. Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

         11. Applicable Law. This Warrant shall be governed by and construed in accordance with the law of the State of Massachusetts without giving effect to the principles of conflicts of law thereof.

         IN WITNESS WHEREOF, IMPLANT SCIENCES CORPORATION has caused this Warrant to be signed by its President and Chief Executive Officer and its corporate seal to be hereunto affixed and attested by its Secretary this 1st day of July, 1998.

ATTEST:                                            IMPLANT SCIENCES CORPORATION

/s/ Stephen Bunker                    BY: /s/ A. J. Armini
------------------                    ------------------------------------
                                     Anthony J. Armini, Ph.D.
                                     President and Chief Executive Officer

[Corporate Seal]

                                  SUBSCRIPTION

         The undersigned, _______________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for the purchase of _______ shares of the Common Stock of IMPLANT SCIENCES CORPORATION covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

Dated:______________________     Signature:__________________________________

                                            Address:_________________________
                                                    _________________________
                                                    _________________________



                                   ASSIGNMENT

         FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto ______________________________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint ___________________ attorney, to transfer said Warrant on the books of IMPLANT SCIENCES CORPORATION.

Dated:______________________     Signature:__________________________________

                                            Address:_________________________
                                                    _________________________
                                                    _________________________

                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED ________________________ hereby sells, assigns and transfers unto ___________________________ the right to purchase ______ shares of the Common Stock of PLANT SCIENCES CORPORATION by the foregoing Warrant, and a proportionate paint of said Warrant and the fights evidenced hereby, and does irrevocably constitute and appoint _______________________ attorney, to transfer that part of said Warrant on the books of IMPLANT SCIENCES CORPORATION.

Dated:______________________     Signature:__________________________________

                                            Address:_________________________
                                                    _________________________
                                                    _________________________

                              NET ISSUANCE ELECTION

         The undersigned, ______________________, pursuant to the provisions of the foregoing Warrant, hereby tenders the right to purchase ______ shares of the Common Stock of IMPLANT

SCIENCES CORPORATION, and a proportionate part of said Warrant and the rights evidenced thereby, in exchange for a number of shares of said Common Stock to be computed in accordance with the provisions of Section I (b) of said Warrant.

Dated:______________________     Signature:__________________________________

                                            Address:_________________________
                                                    _________________________
                                                    _________________________